EXHIBIT 99.2

JOINT FILING AGREEMENT

February 12, 2021

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement as an exhibit thereto. This Joint Filing Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Joint Filing Agreement to be executed and effective as of the date first written above.

Date: February 12, 2021	SCW Capital Management, LP

	By:	Trinity Investment Group, LLC, its general partner

	By:	/s/ John R. Wagner
	Name:	John R. Wagner
	Title:	Co-Managing Member

SCW Capital, LP

	By:	Trinity Investment Group, LLC, its general partner

	By:	/s/ John R. Wagner
	Name:	John R. Wagner
	Title:	Co-Managing Member

SCW Capital QP, LP

	By:	Trinity Investment Group, LLC, its general partner

	By:	/s/ John R. Wagner
	Name:	John R. Wagner
	Title:	Co-Managing Member

SCW Single-Asset Partnership, LP

	By:	Trinity Investment Group, LLC, its general partner

	By:	/s/ John R. Wagner
	Name:	John R. Wagner
	Title:	Co-Managing Member

SCW Single-Asset Partnership QP, LP

By:	Trinity Investment Group, LLC, its general partner

By:	/s/ John R. Wagner
Name:	John R. Wagner
Title:	Co-Managing Member

Trinity Investment Group, LLC

By:	/s/ John R. Wagner
Name:	John R. Wagner
Title:	Co-Managing Member

ROBERT N. CATHEY

/s/ Robert N. Cathey

G. STACY SMITH

/s/ G. Stacy Smith

JOHN R. WAGNER

/s/ John R. Wagner